1 AGREEMENT This Agreement is made and is effective as of January 2, 2025 by and between Bank of Marin (“Company”) and David Bonaccorso (“Executive”). WHEREAS, Executive is currently employed by the Company, a California corporation in the capacity of Executive Vice President, Chief Financial Officer, and Executive’s background, expertise and efforts have contributed to the success and financial strength of the Company; and WHEREAS, the Company wishes to assure itself of the continued opportunity to benefit from Executive’s services and Executive wishes to serve in the employ of the Company for such purposes; WHEREAS, the Board of Directors of the Company (“Board”) has determined that the best interests of the Company would be served by setting forth the benefits which the Company will provide to Executive if the Executive remains employed by the Company up to and including the consummation of a Change in Control of the Company; and WHEREAS, the Company wishes to provide a specific incentive to Executive to remain in the employ of the Company through and including the consummation of any Change in Control of the Company, as defined herein. NOW, THEREFORE, in order to effect the foregoing, the parties hereto wish to enter into an Agreement on the terms and conditions set forth below. This Agreement (“Agreement”) therefore sets forth those benefits which the Company will provide to Executive in the event of a “Change in Control of the Company” (as defined in paragraph 2) under the circumstances described below or in contemplation of a Change in Control as discussed in Paragraph 1 below. Accordingly, in consideration of the premises and the respective covenants and Agreements of or in contemplation of a Change in Control as discussed in Paragraph 1 below herein contained, and intending to be legally bound hereby, the parties hereto agree as follows: 1. TERM. The term of this Agreement shall be one year from the date hereof, subject to annual automatic renewal, but the Agreement may be terminated by the Company following 90 days written notification without liability to the Executive prior to the occurrence of a Change of Control. If such termination occurs, Executive shall not be entitled to any of the benefits provided hereunder; provided, however, a termination of this Agreement, in contemplation of but prior to a Change in Control shall be presumed to be a termination following a Change in Control if such termination is reasonably proximate in time to the public announcement of said Change in Control. If a Change in Control of the Company should occur while Executive is still an employee of the Company, then this Agreement shall continue in effect from the date of such Change in Control of the Company for so long as Executive remains an employee of the Company, but in no event for more than one year following the consummation of a Change in Control of the Company; provided, however, that the expiration of the term of this Agreement shall not adversely affect Executive’s rights under this Agreement which have accrued prior to such expiration. If no Change in Control of the Company occurs before Executive’s status as an employee of the Company is terminated, this Agreement shall expire on such date.

2 2. CHANGE IN CONTROL. For purposes of this Agreement, a “Change in Control of the Company” shall be deemed to have occurred upon the consummation of (A) any change in the ownership of the Company (as defined in Treasury Regulation §1.409A-3(i)(5)(v)), (B) a change in effective control of the Company (as defined in Treasury Regulation §1.409A-3(i)(5)(vi)), or (C) a change in the ownership of a substantial portion of the assets of the Company (as defined in Treasury Regulation §1.409A-3(i)(5)(vii)). Such treasury regulations presently provide as follows: (A) A change in the ownership of a corporation occurs on the date that any one person, or more than one person acting as a group (as defined in Treasury Regulation §1.409A- 3(i)(5)(v)(B)), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of such corporation. (B) A change in effective control of the corporation occurs only on either of the following dates: (1) The date any one person, or more than one person acting as a group (as determined under Treasury Regulation §1.409A- 3(i)(5)(v)(B)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing 30 percent or more of the total voting power of the stock of such corporation, or (2) The date a majority of members of the corporation’s board of directors is replaced during any 12- month period by directors whose appointment or election is not endorsed by a majority of the members of the corporation’s board of directors before the date of the appointment or election, provided that for purposes of this paragraph the term corporation refers solely to the relevant corporation identified in Treasury Regulation §1.409A-3(i)(5)(ii) for which no other corporation is a majority shareholder for purposes of that paragraph. (C) A change in the ownership of a substantial portion of a corporation’s assets occurs on the date that any one person, or more than one person acting as a group (as determined in Treasury Regulation §1.409A-3(i)(5)(v)(B)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all the assets of the corporation immediately before such acquisition or acquisitions (or such higher amount specified by the plan no later than the date by which the time and form of payment must be established under §1.409A-2). For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. 3. TERMINATION FOLLOWING CHANGE IN CONTROL. If a Change in Control of the Company shall have occurred while Executive is still an employee of the Company, Executive shall be entitled to the payments and benefits provided in paragraph 4 hereof upon the subsequent termination of Executive’s employment, within one year following the consummation of a Change in Control of the Company, by Executive or by the Company unless such termination is (a) because of death, “Disability” or “Retirement” (as defined below), (b) by the Company for “Cause” (as defined below), or (c) by Executive other than for “Good Reason” (as defined below), in any of which events Executive shall not be entitled to receive benefits under this Agreement. (i) Disability. If, as a result of Executive’s incapacity due to physical or mental illness, Executive shall have been absent from his duties with the Company on a full-time basis for 90 days, the Company may terminate this Agreement for “Disability.”

3 (ii) Retirement. Retirement shall mean the voluntary termination by Executive of his employment for other than “Good Reason” (as defined below) which termination qualifies as retirement in accordance with any pension plan adopted by the Company, pursuant to the Company’s normal retirement policies, or in accordance with any retirement arrangement established with Executive’s consent with respect to Executive; provided, however, that no mandatory retirement, whether under any pension plan or in accordance with any such other retirement arrangement, shall constitute Retirement for purposes of this Agreement, unless Executive has previously consented thereto in writing. (iii) Cause. Executive’s employment shall cease following a Change in Control upon a good faith finding of Cause by the Board. “Cause” hereunder means the following: (A) Executive’s personal dishonesty, incompetence or willful misconduct, including but not limited to a breach of the Company’s or Bancorp’s code of ethics or code of conduct; (B) Executive’s breach of fiduciary duty involving personal profit; (C) Executive’s intentional failure to perform Executive’s duties for the Company after a written demand for performance is given to Executive by the Board which demand specifically identifies the manner in which the Board believes that Executive has not performed his duties; (D) Executive’s willful violation of any law, rule, regulation or final cease and desist order (other than traffic violations or similar minor offenses) to the extent detrimental to the Company’s business or reputation; or (E) the willful engaging by Executive in gross misconduct materially and demonstrably injurious to the Company. Notwithstanding any of the foregoing, Executive remains an “at will” employee of the Company and the Company can without cause terminate Executive’s employment prior to any Change in Control in the discretion of the Board of Directors of the Company. (iv) Resignation for Good Reason. Following a Change in Control during the Term hereof, Executive may, under the following circumstances, regard Executive's employment as being constructively terminated by the Company (and in such case Executive's employment shall terminate) and may, therefore, Resign for Good Reason within one year of Executive's discovery of the occurrence of one or more of the following events, any of which shall constitute "Good Reason" for such Resignation for Good Reason: (A) Without Executive's express written consent, an adverse change in Executive’s position or title, the assignment to the Executive of any duties or responsibilities inconsistent with the Executive’s position or removal of the Executive from or any failure to re-elect the Executive to any such positions;

4 (B) A reduction of the Executive’s base salary; (C) A 20%, or greater, reduction in non-salary benefits; (D) Failure of the Company to obtain the assumption of this Agreement by any successor; or; (E) Requirement by the Company that the Executive be based anywhere other than within 40 miles of the Company’s current headquarters in Novato, California (v) Notice of Termination. Any termination by the Company pursuant to subparagraphs (i), (ii) or (iii) above or by Executive pursuant to subparagraph (iv) above shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a “Notice of Termination” shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive’s employment under the provision so indicated. (vi) Date of Termination. “Date of Termination” shall mean (A) if this Agreement is terminated for Disability, thirty days after Notice of Termination is given, (B) if Executive’s employment is terminated pursuant to subparagraph (iv) above, the date specified in the Notice of Termination, (C) if Executive’s employment is terminated for any other reason, the date on which a Notice of Termination is given (or, if a Notice of Termination is not given, the date of such termination), and (D) if Executive is entitled to compensation pursuant to paragraph 4, the date determined pursuant to such paragraph. 4. COMPENSATION DURING DISABILITY OR UPON TERMINATION. (i) If, after a Change in Control of the Company, Executive shall fail to perform his duties because of a Disability, Executive shall continue to receive his full base salary monthly at the rate then in effect until his employment is terminated pursuant to paragraph 3(i) hereof. (ii) If, after a Change in Control of the Company, Executive’s employment shall be terminated for Cause, the Company shall pay Executive his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and the Company shall have no further obligations to Executive under this Agreement. (iii) If, after a Change in Control of the Company, the Company shall terminate Executive’s employment (other than pursuant to paragraph 3(i) or 3(iii) hereof or by reason of death or Retirement as provided in Paragraph 3(ii)) or Executive shall terminate

5 his employment for Good Reason, Executive shall be entitled to payments pursuant to this paragraph 4: The Company shall pay to Executive as severance pay (and without regard to the provisions of any benefit plan) in a lump sum on the fifth day following the Date of Termination, the following amounts: (x) The average salary of the Executive for the last three full years of service multiplied by Executive’s Seniority Factor; and (y) The Executive’s annual bonus for the previous year; and (z) Executive’s health premiums under COBRA for 18 months and Dental/Vision premiums under COBRA for 12 months. Based on Executive’s position as Executive Vice President, Chief Financial Officer, the Seniority Factor shall be 1.5. (iv) Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for in this paragraph 4 be reduced by any compensation earned by Executive as the result of employment by another employer after the Date of Termination, or otherwise. (v) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish Executive’s existing rights, or rights which would accrue solely as a result of the passage of time, under any employee benefit plan of the Company, any employment Agreement or other contract, plan or arrangement of the Company, except to the extent necessary to prevent double payment under any severance plan or program of the Company in effect at the Date of Termination. 5. SUCCESSOR’S BINDING AGREEMENT (i) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by Agreement in form and substance satisfactory to Executive expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. (ii) This Agreement shall inure to the benefit of, and be enforceable by, Executive’s personal or legal representatives, executors, administrators, successors, heirs, distributes, devises and legatees. If Executive should die while any amounts would still be payable to Executive hereunder if Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive’s devisee, legatee or other designee or, if there be no such designee, to Executive’s estate.

6 6. NO EMPLOYMENT AGREEMENT. In consideration of the foregoing obligations of the Company, Executive agrees to be bound by the terms and conditions of this Agreement and to remain in the employ of the Company during any period following any public announcement by any person of any proposed transaction or transactions which, if effected, would result in a Change in Control of the Company until a Change in Control of the Company has taken place or, in the opinion of the Board, such person has abandoned or terminated its efforts to effect a Change in Control of the Company. Subject to the foregoing including but not limited to the provisions contained in Paragraph 1 that a termination in contemplation of a Change in Control entitles Executive to the amounts provided in Section 4, nothing contained in this Agreement shall impair or interfere in any way with Executive’s right to terminate his employment or the right of the Company to terminate Executive’s employment with or without cause prior to a Change in Control of the Company. Nothing contained in this Agreement shall be construed as a contract of employment between the Company and Executive or as a right for Executive to continue in the employ of the Company, or as a limitation of the right of the Company to discharge Executive with or without cause prior to a Change in Control of the Company. 7. NOTICE. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the last page of this Agreement, provided that all notices to the Company should be directed to the attention of the Chairman of the Company’s Compensation Committee, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt. 8. FURTHER ASSURANCES. Each party hereto agrees to furnish and execute such additional forms and documents, and to take such further action, as shall be reasonable and customarily required in connection with the performance of this Agreement or the payment of benefits hereunder. 9. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No Agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement contains the entire Agreement among the parties and supersedes and replaces any prior Agreement between the parties concerning the subject matter hereof. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California. 10. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

7 11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument. 12. ARBITRATION. Any dispute or controversy arising or in connection with this Agreement shall, upon written request of one party to the other, be submitted to and settled exclusively by arbitration pursuant to the rules of the American Arbitration Association. Judgment may be entered on the arbitrator's award in any court of competent jurisdiction. The cost of such arbitration, including reasonable attorney’s fees, shall be borne by the losing party or in such proportions as the arbitrator(s) shall decide. Arbitration shall be the exclusive remedy of Executive and the Company and the award of the arbitrator(s) shall be final and binding upon the parties. All reasonable costs, including reasonable attorney’s fees, incurred in enforcing an arbitration award in court, or of seeking a court order to compel arbitration, shall be borne by the losing party in such proceedings. 13. ADVICE OF COUNSEL. Executive acknowledges that he has been encouraged to consult with legal counsel of his choosing concerning the terms of this Agreement prior to executing this Agreement. Any failure by Executive to consult with competent counsel prior to executing this Agreement shall not be a basis for rescinding or otherwise avoiding the binding effect of this Agreement. The parties acknowledge that they are entering into this Agreement freely and voluntarily, with full understanding of the terms of this Agreement. Interpretation of the terms and provisions of this Agreement shall not be construed for or against either party on the basis of the identity of the party who drafted the terms or provisions in question. 14. REDUCTION OF PAYMENT. Notwithstanding anything in the foregoing to the contrary, if the severance payment or any of the other payments provided for in this Agreement, together with any other payments which Executive has the right to receive from the Company would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, or such similar set of laws (the “Code”)), the payments pursuant to this Agreement shall be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code, provided, however, that the determination as to whether any reduction in the payments under this Agreement pursuant to this proviso is necessary shall be made in good faith by Perry-Smith LLP or if such firm is no longer providing tax services to Company to such other advisor as shall be mutually acceptable to Company and Executive, and such determination shall be conclusive and binding on the Company and Executive with respect to the treatment of the payment for tax reporting purposes.

8 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. ATTEST: BANK OF MARIN Pell Plaza 504 Redwood Boulevard, Suite 100 Novato, CA 94947 ____________________________ _____________________________ Witness President & CEO Timothy Myers THE EXECUTIVE Pell Plaza 504 Redwood Boulevard, Suite 100 Novato, CA 94947 ____________________________ _______________________________ Witness David Bonaccorso Executive Vice President, Chief Financial Officer